UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2024

The Kroger Co.

(Exact name of registrant as specified in its charter)

Ohio	No. 1-303	31-0345740
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1014 Vine Street

Cincinnati, OH 45202

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:  (513) 762-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $1.00 par value per share	KR	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

As previously disclosed, on December 11, 2024, The Kroger Co. (“Kroger” or the “Company”) delivered a notice to Albertsons Companies, Inc. (“Albertsons”) terminating the previously announced Agreement and Plan of Merger, dated as of October 13, 2022, by and among the Company, Albertsons and Kettle Merger Sub, Inc. (“Merger Sub”), which provided for the merger of Merger Sub with and into Albertsons, with Albertsons as the surviving corporation and a direct, wholly owned subsidiary of Kroger.

In connection with such termination, pursuant to the terms of the indenture dated as of June 25, 1999, between the Company and U.S. Bank Trust Company, National Association, as trustee (the “Trustee”, and such indenture, the “Base Indenture”), as supplemented by the fiftieth supplemental indenture, dated as of August 27, 2024, between the Company and the Trustee (the “Supplemental Indenture”, and together with the Base Indenture, as amended and supplemented from time to time, the “Indenture”) under which the Company issued $1,000,000,000 of its 4.700% Senior Notes due 2026, $1,000,000,000 of its 4.600% Senior Notes due 2027, $1,400,000,000 of its 4.650% Senior Notes due 2029 and $1,300,000,000 of its 4.900% Senior Notes due 2031 (collectively, the “SMR Notes”), the Company is required to redeem such SMR Notes.

On December 12, 2024, the Company issued a notice of special mandatory redemption to holders of the SMR Notes.

Pursuant to the terms of the Indenture, the Company will redeem the SMR Notes on December 18, 2024 (the “Redemption Date”) at a redemption price equal to 101% of their principal amount, plus accrued and unpaid interest to, but excluding, the Redemption Date. This Current Report on Form 8-K does not constitute a notice of redemption with respect to the SMR Notes.

Forward-Looking Statements

This Current Report on Form 8-K may contain certain statements that constitute "forward-looking statements" about Kroger's financial position and the future performance of the company. These statements are based on management's assumptions and beliefs in light of the information currently available to it. Such statements are indicated by words or phrases such as "achieve," "committed," "confidence," "continue," "deliver," "expect," "future," "guidance," "model," "outlook," "strategy," "target," "trends," "well-positioned," and variations of such words and similar phrases. Various uncertainties and other factors could cause actual results to differ materially from those contained in the forward-looking statements. These include the specific risk factors identified in "Risk Factors" in our annual report on Form 10-K for our last fiscal year and any subsequent filings, as well as the following:

Kroger's ability to achieve sales, earnings, incremental FIFO operating profit, and adjusted free cash flow goals may be affected by: the termination of the merger agreement and our proposed transaction with Albertsons and related divestiture plan; labor negotiations; potential work stoppages; changes in the unemployment rate; pressures in the labor market; changes in government-funded benefit programs; changes in the types and numbers of businesses that compete with Kroger; pricing and promotional activities of existing and new competitors, and the aggressiveness of that competition; Kroger's response to these actions; the state of the economy, including interest rates, the inflationary, disinflationary and/or deflationary trends and such trends in certain commodities, products and/or operating costs; the geopolitical environment including wars and conflicts; unstable political situations and social unrest; changes in tariffs; the effect that fuel costs have on consumer spending; volatility of fuel margins; manufacturing commodity costs; supply constraints; diesel fuel costs related to Kroger's logistics operations; trends in consumer spending; the extent to which Kroger's customers exercise caution in their purchasing in response to economic conditions; the uncertainty of economic growth or recession; stock repurchases; changes in the regulatory environment in which Kroger operates, along with changes in federal policy and at regulatory agencies; Kroger's ability to retain pharmacy sales from third party payors; consolidation in the healthcare industry, including pharmacy benefit managers; Kroger's ability to negotiate modifications to multi-employer pension plans; natural disasters or adverse weather conditions; the effect of public health crises or other significant catastrophic events; the potential costs and risks associated with potential cyber-attacks or data security breaches; the success of Kroger's future growth plans; the ability to execute our growth strategy and value creation model, including continued cost savings, growth of our alternative profit businesses, and our ability to better serve our customers and to generate customer loyalty and sustainable growth through our strategic pillars of fresh, our brands, personalization, and seamless; the successful integration of merged companies and new strategic collaborations; and the risks relating to or arising from our proposed nationwide opioid litigation settlement, including our ability to finalize and effectuate the settlement, the scope and coverage of the ultimate settlement and the expected financial or other impacts that could result from the settlement. Our ability to achieve these goals may also be affected by our ability to manage the factors identified above. Our ability to execute our financial strategy may be affected by our ability to generate cash flow.

Kroger assumes no obligation to update the information contained herein unless required by applicable law. Please refer to Kroger's reports and filings with the Securities and Exchange Commission for a further discussion of these risks and uncertainties.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE KROGER CO.

December 12, 2024	By:	/s/ Christine S. Wheatley
Christine S. Wheatley
Senior Vice President, General Counsel and Secretary